Business Restructuring	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Business Restructuring
Business Restructuring
In March 2012, the Company finalized a restructuring plan to reduce its cost structure, primarily due to continuing weak economic conditions in Europe and in the commercial and residential construction markets in the U.S. and Europe. As part of this restructuring plan, PPG will close several laboratory, warehouse and distribution facilities and small production units and will reduce staffing. The restructuring will impact a number of businesses globally, primarily the global architectural businesses and general and administrative functions in Europe.
As a result of this restructuring plan, in March 2012 the Company recorded a charge of $208 million, including severance and other costs of $160 million, asset write-offs of $53 million, and a net pension curtailment gain of $5 million. The Company expects to incur additional costs of approximately $5 million directly associated with the restructuring actions for demolition, dismantling, relocation and training that will be charged to expense as incurred. To date, approximately $4 million of these expenses have been recognized. The Company expects to incur the remainder of these additional expenses in the first half of 2013.
In the fourth quarter of 2012, adjustments of approximately $12 million were recorded to reduce the restructuring reserve established in the first quarter of 2012 to reflect the current estimate of the costs to complete these actions. Also in the fourth quarter of 2012, some additional restructuring actions were approved and charges of approximately $12 million for the cost of these actions were recorded. The additional actions increased the number of employees impacted by 273.
The following table summarizes the restructuring plan and the activity in the restructuring reserve during the year ended December 31, 2012:

(Millions, except no. of employees)	Severance and Other Costs	Pension Curtailment (Gains)/Losses	Asset Write-offs	Total Reserve	Employees Impacted
Performance Coatings	$55	$1	$12	$68	867
Industrial Coatings	38	(1)	8	45	394
Architectural Coatings - EMEA	61	(5)	3	59	881
Optical & Specialty Materials	2	—	30	32	50
Glass	3	—	—	3	36
Corporate	1	—	—	1	4
Total	$160	$(5)	$53	$208	2,232
2012 activity	(83)	$5	(53)	(131)	(1,631)
Currency impact	$(2)	$—	$—	$(2)	—
Balance as of December 31, 2012	$75	$—	$—	$75	601

At December 31, 2011, there was a remaining reserve of $4 million and $1 million, respectively related to 2009 and 2008 restructuring plans. All accrued amounts have been paid during 2012.